All Information is Preliminary and Subject to Change
Transaction

               Issuer      Residential Asset Securities Corporation
               Series      20043-KS2

           Collateral      $990 Million of Home Equity Mortgage Loans

             Servicer      Residential Funding Corporation

      Rating Agencies      Moody's, Fitch and S&P

Structure

  Credit Support
                   1-Excess Interest
                   2-Overcollateralization
                   3-Cross collateralization
                   4-Subordination

                     -------------------------------------------------------------------------------------------------------------------------
                           Class         Moody's       Fitch        S&P        Cpn Type        Amount    Initial SizeInitial C/E Stepdown C/E
                     -------------------------------------------------------------------------------------------------------------------------
                       Fixed Seniors       Aaa          AAA         AAA      Float / Fixed  256,650,000     88.50%      11.50%      27.90%
                           M-I-1           Aa2           AA          AA          Fixed       14,500,000     5.00%       6.50%       17.90%
                           M-I-2            A2           A           A+          Fixed       9,425,000      3.25%       3.25%       11.40%
                           M-I-3           Baa2         BBB         BBB+         Fixed       9,425,000      3.25%       0.00%       4.90%
                         OC Target          -            -                         -         7,105,000      2.45%         -           -
                     -------------------------------------------------------------------------------------------------------------------------
                        Adj Seniors        Aaa          AAA         AAA          Float      584,500,000     83.50%      16.50%      37.30%
                          M-II-1           Aa2           AA          AA          Float       49,000,000     7.00%       9.50%       23.30%
                          M-II-2            A2           A+          A+          Float       38,500,000     5.50%       4.00%       12.30%
                          M-II-3           Baa2         BBB         BBB+         Float       28,000,000     4.00%       0.00%       4.30%
                         OC Target          -            -                         -         15,050,000     2.15%         -           -
                     -------------------------------------------------------------------------------------------------------------------------
                     After the Stepdown Date the subordinates may receive principal payments

                     A Trigger Event exists with respect to any Distribution
                     Date on or after the Stepdown Date if either:
  Trigger Event      (i) The Product of a) 1.45 for Loan Group I and 2.00
                     for Loan Group II and b) 60+ day Delinquency Percentage
                     equals or exceeds the senior enhancement percentage (ii)
                     during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                     Distribution Dates                                                    Cumulative Realized Loss Percentage
                                                                            Fixed Pool                                                     Adjustable Pool
                     Months 37-48                   2.25% plus an additional 1/12 of 1.50% each month thereafter     4.00% plus an additional 1/12 of 2.00% each month thereafter
                     Months 49-60                   3.75% plus an additional 1/12 of 0.75% each month thereafter     6.00% plus an additional 1/12 of 1.25% each month thereafter
                     Months 61-72                   4.50% plus an additional 1/12 of 1.00% each month thereafter     7.25% plus an additional 1/12 of 0.25% each month thereafter
                     Months 73 and thereafter       5.50% thereafter                                                 7.50% thereafter

Loss Coverage

                                                                               First Principal Loss

                                                 MI1                        MI3                       MII1                     MII2
                                      --------------------------------------------------------------------------------------------------------
                     ------------------
                         Severity        Multiple     Cum Loss    Multiple     Cum Loss       Multiple     Cum Loss    Multiple    Cum Loss
                     -------------------------------------------------------------------------------------------------------------------------
                            50%            2.35        11.4%        1.20         6.5%           3.93        16.4%        2.29       11.1%
                            55%            2.09        11.4%        1.09         6.6%           3.46        16.6%        2.05       11.2%
                     -------------------------------------------------------------------------------------------------------------------------

                     Prepay Vector (enclosed) Default Vector 12 month lag in
                     recoveries Fwd LIBOR Trigger failing Defaults are in
                     addition to prepayments Cum Loss means Cum Loss for the
                     both the Related and NonRelated Group

                                                                               First Principal Loss

                                                 MI1                        MI3                       MII1                     MII2
                                      --------------------------------------------------------------------------------------------------------
                     ------------------
                         Severity          CDR        Cum Loss      CDR        Cum Loss         CDR        Cum Loss      CDR       Cum Loss
                     -------------------------------------------------------------------------------------------------------------------------
                            50%           10.9%        12.1%        7.0%         8.2%          17.4%        17.6%       11.4%       12.5%
                            55%            9.8%        12.1%        6.3%         8.2%          15.6%        17.7%       10.3%       12.6%
                     -------------------------------------------------------------------------------------------------------------------------

                     Prepay Vector (enclosed)
                     12 month lag in recoveries
                     Fwd LIBOR
                     Trigger failing
                     Defaults are in addition to prepayments
                     Cum Loss means Cum Loss for the both the Related and NonRelated Group
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Months
Since
Issuance     CDR         CPR
-------------------------
           1                   4.32
            -
           2       0.15        6.93
           3       0.13      10.27
           4       0.06      12.43
           5       0.11      14.51
           6       0.15      16.66
           7       0.23      18.24
           8       0.86      20.31
           9       0.82      22.50
          10       1.23      24.43
          11       1.29      28.84
          12       1.64      30.85
          13       1.55      31.65
          14       2.56      32.67
          15       2.92      31.95
          16       4.02      31.14
          17       3.82      31.48
          18       4.27      30.92
          19       5.10      31.17
          20       5.13      32.05
          21       4.71      33.01
          22       5.30      33.97
          23       6.60      37.31
          24       8.01      39.87
          25       6.75      39.67
          26       7.81      39.07
          27       8.90      37.64
          28       7.24      36.23
          29       9.07      35.55
          30       8.56      34.79
          31       9.30      34.41
          32     10.68       34.78
          33       8.91      35.60
          34       8.00      37.30
          35       8.00      39.15
          36       8.00      40.77
          37       8.00      40.54
          38       8.00      40.01
          39       8.00      39.02
          40       8.00      38.02
          41       8.00      37.53
          42       8.00      37.22
          43       8.00      36.68
          44       8.00      36.56
          45       8.00      36.88
          46       8.00      37.01
          47       8.00      36.96
          48       8.00      36.64
          49       8.00      35.85
          50       8.00      36.01
          51       8.00      35.80
          52       8.00      34.38
          53       8.00      34.20
          54       8.00      34.34
          55       8.00      33.44
          56       8.00      35.32
          57       8.00      35.18
          58       8.00      35.82
          59       8.00      35.77
          60       8.00      36.26
          61       7.93      36.15
          62       7.87      34.29
          63       7.80      34.54
          64       7.73      35.75
          65       7.67      36.67
          66       7.60      36.26
          67       7.53      36.39
          68       7.47      36.92
          69       7.40      38.43
          70       7.33      38.69
          71       7.27      40.04
          72       7.20      41.69
          73       7.13      42.65
          74       7.07      41.77
          75       7.00      42.12
          76       6.93      40.10
          77       6.87      40.54
          78       6.80      39.46
          79       6.73      41.02
          80       6.67      43.80
          81       6.60      41.67
          82       6.53      38.28
          83       6.47      36.84
          84       6.40      35.65
          85       6.33      38.34
          86       6.27      47.10
          87       6.20      45.12
          88       6.13      45.04
          89       6.07      44.17
          90       6.00      41.22
          91       6.00      44.28
          92       6.00      45.00
          93       6.00      48.74
          94       6.00      48.16
          95       6.00      51.30
          96       6.00      48.80
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